Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Tax Credit Properties II L.P. (the "Company") on Form 10-K for the period ending March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Salzman, Chief Executive Officer of Richman Tax Credits Inc., general partner of Richman Tax Credit Properties II L.P., General Partner of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  David Salzman
------------------------------------
by: David Salzman
Chief Executive Officer of Richman
Tax Credits Inc., general partner of
Richman Tax Credit Properties II
L.P., General Partner of the Company
June 30, 2003